Execution Version

Exhibit 10.27

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. “[***]” INDICATES THAT INFORMATION HAS BEEN OMITTED.

COLLABORATION AGREEMENT

THIS COLLABORATION AGREEMENT (this “Agreement”) is entered into as of November 18, 2024 (the “Effective Date”).

PARTIES

(1)

Chia Tai Tianqing Pharmaceutical Group, Co., Ltd. (正大天晴药业集团股份有限公司), a company organized and existing under the laws of the People’s Republic of China and having a place of business at 1099 Fuying Road, Jiangning District, Nanjing, Jiangsu Province, P.R. China 211122 (“CTTQ” )

(2)

Biosion, Inc. (博奥信生物技术（南京）有限公司), a company organized and existing under the laws of the People’s Republic of China and having a place of business at 5th Floor, Building D, 3-1 Zhongdan Unit, South Longshan Rd, Jiangbei New District, Nanjing, Jiangsu, China 210061 (“Biosion”)

(3)

Aclaris Therapeutics, Inc., a corporation organized under the laws of the State of Delaware and having a place of business at 701 Lee Road, Suite 103, Wayne, Pennsylvania 19087, United States of America (“Aclaris”)

Each of Biosion, Aclaris and CTTQ may be individually referred to as a “Party”, and collectively referred to as the “Parties”.

RECITALS

(1)	[***]
(2)	[***]
(3)

Biosion has entered into an exclusive license agreement attached hereto as Exhibit A (hereinafter referred to as the “Biosion-Aclaris Agreement”) with Aclaris as of the effective date of this Agreement, which agreed on terms relating to Biosion’s authorization of Aclaris to develop, register, manufacture, and commercialize BSI-045B, BSI-502, and TSLP antibodies and products.

(4)	[***]
(5)	[***]

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereto hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATION

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In this Agreement, capitalized terms and expressions shall have the same meaning as in (1) the IL-4R Agreement or the TSLP Agreement, as applicable (and each as amended by the Supplementary Agreements) and (2) the Biosion-Aclaris Agreement, except if explicitly otherwise provided in this Agreement. In the event of any difference between a definition set forth in the IL-4R Agreement or the TSLP Agreement (as applicable) and a definition set forth in the Biosion-Aclaris Agreement, the definition in the IL-4R Agreement or the TSLP Agreement (as applicable) shall prevail (except for Section 5 of this Agreement for which the Biosion-Aclaris Agreement shall prevail).

2.	INTELLECTUAL PROPERTY MATTERS

2.1 Covenants Not to Sue

(1)

Each of Aclaris and Biosion covenants that during the term of this Agreement, it will not sue CTTQ or any of CTTQ’s successors in interest, assignees, licensees or sublicensees (i) for infringement of any of Aclaris’ or Biosion’s (whether owned or licensed) patents on account of the development, manufacturing and commercialization of the IL4R Monoclonal Antibodies, (ii) for infringement of any of Aclaris’ or Biosion’s patents (whether owned or licensed) on account of the development, manufacturing and commercialization of BSI-045B Antibodies and BSI-045B Products in Greater China [***]. Such covenant shall be binding upon any successor in interest, assignee, licensee or sublicensee of such Aclaris and Biosion patents.

(2)

Each of Aclaris and Biosion covenants that during the term of this Agreement, it will not sue CTTQ or any of CTTQ’s successors in interest, assignees, licensees or sublicensees for infringement of any of Aclaris’ or Biosion’s patents (whether owned or licensed) or breach of the TSLP Agreement or IL-4R Agreement (i) on account of the development and manufacturing of BSI-045B Antibodies and BSI-045B Products in ROW solely for the development and commercialization of BSI-045B Antibodies and BSI-045B Products in Greater China [***]. Such covenant shall be binding upon any successor in interest, assignee, licensee or sublicensee of Aclaris, Biosion and such Aclaris and Biosion patents.

(3)

CTTQ covenants that during the term of this Agreement, CTTQ will not sue Aclaris or Biosion or any of Aclaris’ or Biosion’s successors in interest, assignees, licensees or sublicensees (i) for infringement of any of CTTQ’s patents (whether owned or licensed) on account of the development, manufacturing and commercialization of a Licensed Antibody or Licensed Product in ROW, and (ii) for infringement of any of CTTQ’s patents (whether owned or licensed) or breach of the TSLP Agreement or IL-4R Agreement on account of the development and manufacturing of a Licensed Antibody or Licensed Product in Greater China solely for the development and commercialization of a Licensed Antibody or Licensed Product in ROW. Such covenant shall be binding upon any successor in interest, assignee, licensee or sublicensee of CTTQ and such CTTQ patents.

2.2 Intellectual Property Cooperation

Execution Version

During the drafting, filing, application, and maintenance of any patent applications related to the IL4R Monoclonal Antibodies, Licensed Antibodies or Licensed Products intellectual property, the parties may discuss relevant issues in good faith and under an obligation of confidentiality and non-use; however, each party shall retain the final decision-making authority over the filing, prosecution and maintenance of their respective patent applications and patents.

3.	Development Collaboration

3.1 Scientific Publication

In the event of any joint development, Aclaris and CTTQ hereby agree to discuss and determine in good faith a joint publication strategy for the data regarding the Licensed Product, and (i) jointly draft such publication; (ii) prepare such publication within a mutually agreed upon time; and (iii) have such joint publication reviewed and approved by the duly authorized officers of Aclaris and CTTQ prior to submission of the publication to the agreed upon scientific journal.

Each Party agrees to acknowledge the contribution of the other Parties and such other Parties’ employees in all publications as scientifically appropriate. Once any such publication is accepted for publication, the publishing Party shall provide the other Party with a copy of the final version of such publication.

3.2 Development Plans

Upon the request of either CTTQ or Aclaris, [***] per calendar year, CTTQ and Aclaris shall convene to provide updates to the other Party as to its development plans with respect to BSI-045B Products [***], in its respective territory for discussion. CTTQ and Aclaris will discuss in good faith about any material development activities (e.g. new indication, new dosing or new combination therapy).

3.3 Naming Rights

[***]. The Parties acknowledge that Biosion and CTTQ have submitted names for BSI-045B with the World Health Organization; the Parties agree that to the extent a third party objects to such names during the objection period, all Parties shall collaborate in good faith, and Aclaris shall have the sole right to select, naming rights with respect to BSI-045B, including by creating name candidates for the International Nonproprietary Name (“INN”) application, provided that it shall seek and consider in good faith any reasonable comments from CTTQ and CTTQ will be responsible for applying for an INN for BSI-045B and for correspondence with WHO.

3.4 Data

Each of Aclaris and CTTQ will reasonably cooperate with the other Party and, subject to all applicable Chinese legal regulations, grant to such other Party (or its licensees) a right of reference and use (together with copies) to any necessary or reasonably useful data and regulatory materials with respect to Licensed Antibodies and Licensed Products in such Party’s

Execution Version

possession to support the other Party’s related commercial activities and technology transfer in its respective territory.

4.	ADVERSE EVENTS REPORTING

Promptly following the Effective Date, but in any event no later than [***] days after the Effective Date, CTTQ and Aclaris shall enter into a pharmacovigilance and adverse event reporting agreement setting forth the worldwide pharmacovigilance procedures with respect to the applicable Licensed Product, [***] such as safety data sharing, adverse events reporting and prescription events monitoring (the “Pharmacovigilance Agreement”). Such procedures shall be in accordance with, and enable CTTQ and Aclaris to fulfill, local and national regulatory reporting obligations under applicable laws. Aclaris shall establish and maintain the global safety database for the Licensed Products [***] at [***] cost and expense, and shall provide CTTQ with access to such global safety database [***]. Each of CTTQ and Aclaris shall hold the primary responsibility for reporting quality complaints, adverse events and safety data related to applicable Licensed Products [***] in its respective territory to the applicable regulatory authorities in its respective territory, as well as responding to safety issues and to all requests of regulatory authorities in its respective territory related to applicable Licensed Product [***], in each case at [***] cost and to the extent required by the applicable laws. Each of CTTQ and Aclaris agrees to comply with its respective obligations under the Pharmacovigilance Agreement and to cause its affiliates, licensees and sublicensees to comply with such obligations.

5.	FINANCIALS

5.1 Direct Payment

The Parties hereby agree that, in lieu of payment of any amounts that would otherwise be due and payable by Biosion pursuant to the TSLP Agreement as a result of any consideration received by Biosion under the Biosion-Aclaris Agreement, Aclaris shall make directly to CTTQ (a) the upfront payment as set forth in Section 5.2 below; (b) the regulatory milestone payments as set forth in Section 5.3 below; (c) the sales milestone payments as set forth in Section 5.4 below; and (d) the equity consideration as set forth in Section 5.5 below, in each case, in accordance with this Agreement. Such payments shall be independent of and not contingent upon the performance of any obligations by Biosion under this Agreement or the Biosion-Aclaris Agreement.

5.2 Upfront Consideration

On the Effective Date, Aclaris shall pay to CTTQ the following one- time, non-refundable, non-creditable payment of [***] as an upfront payment.

5.3 Regulatory Milestones

Aclaris shall pay to CTTQ the following one-time, non-refundable, non-creditable Regulatory Milestone Payments upon the first achievement by or on behalf of Aclaris or any of its Affiliates or Sublicensees of the corresponding Regulatory Milestone Event with respect to [***] to

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achieve such Regulatory Milestone Event, in each case, subject to and in accordance with this Section 5.3:

Regulatory Milestone Event	Regulatory Milestone Payment (USD $)
1. Earlier of First Marketing Approval or [***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Within [***] days following the achievement of a given Regulatory Milestone Event by Aclaris or any of its Affiliates or Sublicensees, as applicable, Aclaris shall deliver notice thereof to CTTQ, together with payment of the corresponding Regulatory Milestone Payment.

5.4 Sales Milestones

Aclaris shall pay to CTTQ the following one-time, non-refundable, non-creditable Sales Milestone Payment upon the first achievement of the corresponding Sales Milestone Event based on the aggregate annual Net Sales of all Licensed Products (including all Indications therefor) by or on behalf of any Selling Party in the Company Territory during a given Calendar Year:

Sales Milestone Event	Sales Milestone Payment (USD $)
First achievement of aggregate annual Net Sales of all Licensed Products throughout the Company Territory of [***]	[***]
First achievement of aggregate annual Net Sales of all Licensed Products throughout the Company Territory of [***]	[***]

Execution Version

First achievement of aggregate annual Net Sales of all Licensed Products throughout the Company Territory of [***]	[***]
First achievement of aggregate annual Net Sales of all Licensed Products throughout the Company Territory of [***]	[***]
First achievement of aggregate annual Net Sales of all Licensed Products throughout the Company Territory of [***]	[***]
First achievement of aggregate annual Net Sales of all Licensed Products throughout the Company Territory of [***]	[***]

With respect to each Sales Milestone Event set forth above, a Sales Milestone Payment shall be paid upon the first achievement of the corresponding Sales Milestone Event, regardless of the number of times a given Sales Milestone Event is achieved. Aclaris shall notify CTTQ in connection with the Royalty Report delivered pursuant to Section 4.7(c) of Biosion-Aclaris Agreement for the applicable Calendar Quarter during which a given Sales Milestone Event is first achieved by a Selling Party, and Aclaris shall make payment of the corresponding Sales Milestone Payment together with such Royalty Report.

5.5 Equity Consideration

Aclaris shall issue a Common Stock Purchase Warrant, dated as of the date hereof, in favor of CTTQ, which entitles CTTQ to purchase [***] shares of common stock of Aclaris, in the form attached to the Biosion-Aclaris Agreement.

5.6 Payment Term

All payments to CTTQ hereunder shall be made by deposit of Dollars in the requisite amount to such bank account as CTTQ may from time to time designate by written notice to Aclaris. The Parties hereby agree that the provisions pertaining to payment, including but not limited to Mode of Payment and Currency, Blocked Payments, Late Payments, Records, and Taxes, as delineated in Section 4.10 to and including 4.14 of Biosion-Aclaris Agreement, shall apply mutatis mutandis to this Agreement.

6.	CROSS-INDEMNITY

6.1 Indemnification by Aclaris

Aclaris shall defend, indemnify and hold harmless CTTQ, its Affiliates, and their directors, officers, employees and agents (individually and collectively, the “CTTQ Indemnitee(s)”) from and against all losses, liabilities, damages and expenses (including reasonable attorneys’ fees

Execution Version

and costs) incurred in connection with any claims, demands, actions or other proceedings by any third party (individually and collectively, “Losses”) to the extent arising from (x) the development, manufacture and commercialization of Licensed Products in the ROW by or on behalf of Aclaris or any of its Affiliates or sublicensees, including product liability claims relating to Licensed Products in the ROW; or (y) the negligence, willful misconduct or breach of the Agreement by any Aclaris Indemnitee; except in each case to the extent such Losses arise out of the negligence, willful misconduct or breach of this Agreement by any CTTQ Indemnitee.

6.2 Indemnification by CTTQ

CTTQ shall defend, indemnify and hold harmless Aclaris, Biosion, their respective Affiliates, and their directors, officers, employees and agents (individually and collectively, the “Aclaris Indemnitee(s)”) from and against all Losses to the extent arising from (x) the development, manufacture and commercialization of Licensed Products in Greater China by or on behalf of CTTQ or any of its Affiliates, licensees or sublicensees, including product liability claims relating to Licensed Products in Greater China; or (y) the negligence, willful misconduct or breach of the Agreement by any CTTQ Indemnitee; except in each case to the extent such Losses arise out of the negligence, willful misconduct or breach of this Agreement by any Aclaris Indemnitee.

6.3 Indemnification Procedure

If any Party is seeking indemnification under Sections 6.1 or 6.2, as applicable (the “Indemnified Party”), it shall inform the other Party (the “Indemnifying Party”) of the claim giving rise to the obligation to indemnify pursuant to such Section within ten (10) Business Days after receiving notice of the claim (it being understood and agreed, however, that the failure or delay by an Indemnified Party to give such notice of a claim shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been prejudiced as a result of such failure or delay to give notice). Subject to Article 3 of the TSLP Agreement and IL-4R Agreement, as applicable, the Indemnifying Party shall have the right to and shall assume the defense of any such claim for which it is obligated to indemnify the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and the Indemnifying Party’s insurer as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s cost and expense. The Indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim that has been assumed by the Indemnifying Party, provided that, subject to Article 3 of the TSLP Agreement and IL-4R Agreement, as applicable, the Indemnifying Party shall ultimately control such claim. No Party shall have the obligation to indemnify any other Party in connection with any settlement made without the Indemnifying Party’s written consent, which consent shall not be unreasonably withheld or delayed.

7.	TERM and TERMINATION

7.1 Term and Termination

This Agreement shall commence on the Effective Date and unless terminated earlier by the mutual written consent of the Parties, shall expire upon the expiration or termination of the Biosion-Aclaris Agreement.

Execution Version

7.2 Ability for Aclaris to Cure Breach

If, at any time during the term of this Agreement, Biosion breaches the IL-4R Agreement or the TSLP Agreement in such a manner as to give rise to the right of CTTQ to terminate either the IL-4R Agreement or TSLP Agreement, CTTQ shall notify Aclaris of such breach in writing. If Biosion fails to cure such breach, and such breach was not caused by an act or omission of Aclaris, Aclaris shall have the right, within [***] days after such notice, to cure such breach on behalf of Biosion, provided that Aclaris notifies CTTQ within [***] days after receipt of such notice that it intends to cure such breach.

8.	MISCELLANEOUS

8.1 Notices

Any notice or communication required or permitted under this Agreement shall be sent to the address specified in Section 11.10 of Biosion-Aclaris Agreement for Biosion and Aclaris.

If to CTTQ, addressed to:

Chia Tai Tianqing Pharmaceutical Group, Co., Ltd.

1099 Fuying Road, Jiangning District, Nanjing, Jiangsu Province, P.R. China 211122

Attn: [***]

E-mail: [***]

With copies, which shall not constitute notice, to:

Chia Tai Tianqing Pharmaceutical Group, Co., Ltd.

1099 Fuying Road, Jiangning District, Nanjing, Jiangsu Province, P.R. China 211122

Attn: [***]

E-mail:[***]

Either party shall promptly notify the other party in writing in advance of any changes to their notice delivery address.

8.2 Governing Law

This Agreement shall be governed by and construed in accordance with the same laws as set forth in Section 11.9 of Biosion-Aclaris Agreement

8.3 Counterparts

This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A facsimile,

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portable document format (PDF) or other electronic copy of this Agreement, including the signature pages, will be deemed an original.

8.4 Assignment

This Agreement shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

8.5 Confidentiality

As between Aclaris and CTTQ, the terms and conditions of Sections 6.1, 6.2, 6.4 and 6.6 of the Biosion-Aclaris Agreement shall apply mutatis mutandis to information disclosed by Aclaris or CTTQ to each other pursuant to this Agreement.

8.6 Entire Agreement

This Agreement (together with the agreements referenced in the recitals hereto) constitutes the entire and final agreement and understanding between the Parties and replaces and supersedes all prior discussions and agreements between them with respect to the subject matter hereof.

[No further text below, Signature Page for the Collaboration Agreement among CTTQ, Biosion, and Aclaris]

Execution Version

IN WITNESS WHEREOF, duly authorized representatives of the Parties have executed this Agreement as of the Effective Date.

Chia Tai Tianqing Pharmaceutical Group, Co., Ltd.（正大天晴药业集团股份有限公司）

Signature:	/s/ Philip Duong
Printed Name:	Philip Duong
Title:	Head of international business

Biosion, Inc.（博奥信生物技术（南京）有限公司）

Signature:	/s/ Mingjiu Chen
Printed Name:	Mingjiu Chen
Title:	CEO

Aclaris Therapeutics, Inc.

Signature:	/s/ Neal Walker
Printed Name:	Neal Walker
Title:	Interim Chief Executive Officer